- --------------------------------------------------------------------------------

                              KNIGHT-RIDDER, INC.

                                      and

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                  Rights Agent


                             _____________________


                                Rights Agreement

                           Dated as of June 21, 1996

- --------------------------------------------------------------------------------

                               Table of Contents





Section                                                                       Page
- -------                                                                       ----
1.   Certain Definitions ...................................................  1

2.   Appointment of Rights Agent ...........................................  5

3.   Issue of Right Certificates ...........................................  5

4.   Form of Right Certificates ............................................  7

5.   Countersignature and Registration .....................................  7

6.   Transfer, Split Up, Combination and Exchange of Right Certificates;
     Mutilated, Destroyed, Lost or Stolen Right Certificates ...............  8

7.   Exercise of Rights; Purchase Price; Expiration Date of Rights .........  8

8.   Cancellation and Destruction of Right Certificates ....................  10

9.   Reservation and Availability of Preferred Shares ......................  10

10.  Preferred Shares Record Date ..........................................  12

11.  Adjustment of Purchase Price, Number and Kind of Shares or
     Number of Rights ......................................................  12

12.  Certificate of Adjusted Purchase Price or Number of Shares ............  19

13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power ..  20

14.  Additional Covenants ..................................................  23

15.  Fractional Rights and Fractional Shares ...............................  24

16.  Rights of Action ......................................................  25

17.  Agreement of Rights Holders ...........................................  25

18.  Right Certificate Holder Not Deemed a Stockholder .....................  26

19.  Concerning the Rights Agent ...........................................  26

20. Merger or Consolidation or Change of Name of Rights Agent ..............  26



                               Table of Contents
                                  (continued)


Section                                                                      Page
- -------                                                                      ----

21.  Duties of Rights Agent ................................................  27

22.  Change of Rights Agent ................................................  29

23.  Issuance of New Right Certificates ....................................  29

24.  Redemption ............................................................  30

25.  Exchange ..............................................................  31

26.  Notice of Certain Events ..............................................  32

27.  Notices ...............................................................  33

28.  Supplements and Amendments ............................................  33

29.  Successors ............................................................  34

30.  Determinations and Actions by the Board of Directors, etc. ............  34

31.  Benefits of this Agreement ............................................  34

32.  Severability ..........................................................  34

33.  Governing Law .........................................................  34

34.  Counterparts ..........................................................  35

35.  Descriptive Headings ..................................................  35


Exhibit A -- Form of Articles of Amendment .................................  A-1

Exhibit B -- Form of Right Certificate .....................................  B-1

Exhibit C -- Form of Summary of Rights .....................................  C-1

                                RIGHTS AGREEMENT

     RIGHTS AGREEMENT, dated as of June 21, 1996 (the "Agreement"), between Knight-Ridder, Inc., a Florida corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent").

     The Board of Directors of the Company has authorized and declared a dividend of one Right (as such term is hereinafter defined) for each share of Common Stock, par value 2-1/12c. per share, of the Company (the "Common Shares") outstanding as of the close of business on July 10, 1996 (the "Record Date"), and has authorized the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date, the Exchange Date and the Final Expiration Date (as such terms are hereinafter defined), each Right representing the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Articles of Amendment attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "Rights").

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan. Notwithstanding the foregoing, (i) no Person shall become an "Acquiring Person" solely as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding by reason of share acquisitions by the Company and shall, after such share acquisitions, become the Beneficial Owner of any additional Common Shares, then such Person shall be deemed to be an "Acquiring Person"; and (ii) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this

                                                                               2
paragraph, then such Person shall not be deemed to have become an "Acquiring Person" for any purposes of this Agreement.


     (b) "Affiliate", "Associate" and "control" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

     (c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                 (i) which such Person or any of such Person's Affiliates or
            Associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 or Rule 13d-5 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement;

                 (ii) which such Person or any of such Person's Affiliates or
            Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own", securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

                 (iii) which such Person or any of such Person's Affiliates or
            Associates, directly or indirectly, has the right to vote or dispose of pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own", any security under this subparagraph (iii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                 (iv) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (iii) of this paragraph (c)) or disposing of any securities of the Company.

If a Person shall be deemed to be the Beneficial Owner of any securities which are not outstanding, such securities shall be deemed to be outstanding for purposes of determining the percentage of Common Shares beneficially owned by such Person.

     (d) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     (e) "Close of business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

     (f) "Common Shares" when used with reference to the Company (or without express reference to another Person) shall mean the shares of Common Stock, par value 2-1/12c. per share, of the Company or any other shares of capital stock of the Company into which the Common Shares are reclassified or changed. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock or other equity securities or equity or other beneficial interests of such Person with the greatest aggregate voting power.

     (g) "Common Stock Equivalent" shall mean a share, or fraction of a share, of Preferred Stock, par value $1.00 per share (or any other authorized class of preferred stock), of the Company having dividend, voting, liquidation and other rights which result, in the judgment of the Board of Directors, in such share, or fraction of a share, being approximately equivalent in value to one Common Share as of the Event Date (as such term is hereinafter defined); provided, however, that, if in the judgment of the Board of Directors there are not sufficient authorized but unissued shares of preferred stock available for the creation of Common Stock Equivalents, "Common Stock Equivalent" shall mean such cash, reduction in Purchase Price (as such term is hereinafter defined), other equity securities, debt securities, other assets or any combination of the foregoing, that the Board of Directors shall determine to be approximately equivalent in value to one Common Share as of the Event Date. As used herein, "Event Date" shall mean (i) for purposes of any determination made pursuant to
Section 11(a)(iii) hereof, the date of occurrence of the applicable event described in Section 11(a)(ii) hereof and (ii) for purposes of any determination made pursuant to Section 25(c) hereof, the Exchange Date (as such term is hereinafter defined).

     (h) "Continuing Director" shall mean (i) any member of the Company's Board of Directors, while such Person is a member of the Board, who is not an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate of Associate, and was a member of the Board prior to the date of this Agreement, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such

Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

     (i) "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

     (j) "Exchange" shall have the meaning set forth in Section 25 hereof.

     (k) "Exchange Date" shall have the meaning set forth in Section 7(a) hereof.

     (l) "Exchange Ratio" shall have the meaning set forth in Section 25 hereof.

     (m) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

     (n) "Person" shall mean any individual, firm, corporation, partnership or other entity and shall include any successor by merger or otherwise of such Person.

     (o) "Pre-Approval" shall have the meaning set forth in Section 25(a) hereof.

     (p) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company.

     (q) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

     (r) "Purchase Price" shall have the meaning set forth in Section 4 hereof.

     (s) "Record Date" shall have the meaning set forth in the recital of this Agreement.

     (t) "Redemption Date" shall have the meaning set forth in Section 7(a) hereof.

     (u) "Redemption Price" shall have the meaning set forth in Section 24(a) hereof.

     (v) "Registered Common Shares" shall have the meaning set forth in Section 13(b) hereof.

     (w) "Rights Agent" shall have the meaning set forth in the recital of this Agreement.

     (x) "Right Certificates" shall have the meaning set forth in Section 3(a) hereof.

     (y) "Rights" shall have the meaning set forth in the recital of this Agreement.

     (z) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (aa) "Share Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

     (bb) "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity or other beneficial interests is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

     (cc) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

     (dd) "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

     Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the close of business on the tenth day after the Share Acquisition Date or (ii) the close of business on the tenth business day (or such later day as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act if, upon consummation thereof, such Person would be an Acquiring Person (the earlier of such dates, including any such date which is after the date of this Agreement and prior to the issuance of the Rights, being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying Common Shares. As soon as practicable after the Distribution Date, the Rights Agent will send, by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Right certificates, in substantially the form of Exhibit B hereto (the "Right Certificates"), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (b) As promptly as practicable after the Record Date, the Company will send a copy of a Summary of Rights in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for Common Shares together with a copy of the Summary of Rights, and the registered holders of Common Shares shall also be the registered holders of the associated Rights. Until the Distribution Date (or the earliest of the Redemption Date, Exchange Date or Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     (c) Rights shall be issued in respect of all Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, the Exchange Date or the Final Expiration Date. Certificates representing such Common Shares shall also be deemed to be certificates for Rights, and shall bear the following legend:

            This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Knight-Ridder, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C., dated as of June 21, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. As described in the Rights Agreement, Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) under certain circumstances, a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee before or concurrently with the Acquiring Person becoming such, shall become null and void.

With respect to such certificates containing the foregoing legend, until the earliest of the Distribution Date, the Redemption Date, the Exchange Date or the Final Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone and the registered holders of Common Shares shall also be the holders of the associated Rights, and the surrender for transfer of any such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

     Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 23 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a share set forth therein (the "Purchase Price"), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

            Section 5. Countersignature and Registration.

     (a) The Right Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

     (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices in New York, New York, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the Certificate Number of each such Right Certificate and the date of each of the Right Certificates.

                                                                               8
     Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

     (a) Subject to the provisions of Section 7(e) and Section 15 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earliest of the Redemption Date, the Exchange Date or the Final Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 7(e) and Section 15 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

     (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

            Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

     (a) The Rights shall not be exercisable prior to the Distribution Date.
The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on July 10, 2006 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 24 hereof (the "Redemption Date") or (iii) the time at which the Rights are exchanged as provided in Section 25 hereof (the "Exchange Date").

     (b) The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $150, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9(e) hereof, the Rights Agent shall, subject to Section 21(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Right Certificate. The payment of the Purchase Price shall be made in cash or by certified or bank official check or money order payable to the order of the Company. In the event that the Company is obligated to issue other securities of the Company pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when appropriate.

     (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 15 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, from and after the occurrence of any event described in Section 11(a)(ii) hereof, any Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Continuing Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof and no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate. Any Right Certificate delivered to the Rights Agent for transfer to any of the foregoing Persons, or which represents void Rights, shall be cancelled. The Company shall use reasonable efforts to effect compliance with the provisions of this Section 7(e), but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

     (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported transfer as set forth in Section 6 hereof or exercise as set forth in this
Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such assignment or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     Section 9. Reservation and Availability of Preferred Shares.

     (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares and/or any authorized and issued Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights.

     (b) So long as the Preferred Shares issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of any event described in Section 11(a)(ii) hereof on which the consideration to be delivered by the Company has been determined in accordance with Section 11(a)(ii) or 11(a)(iii) hereof, as the case may be, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and
(iii) subject to Section 25 hereof, cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Final Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date but prior to the occurrence of any event described in Section 11(a)(ii) hereof, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

     (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates or depositary receipts for Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for Preferred Shares in a name other than that of, the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Shares in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     Section 10. Preferred Shares Record Date. Each person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company with respect to the Preferred Shares are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares are open.

     Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.


                 (a) (i) In the event the Company shall, at any time after the date of this Agreement, (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares into a greater number of shares, (C) combine the outstanding Preferred Shares into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and in Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Preferred Shares or shares of capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of Preferred Shares or shares of capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

                     (ii) Subject to Sections 11(a)(iii) and 25 hereof, in the
            event that:

                       (A) any Acquiring Person or any Associate or Affiliate
                  of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall consolidate with or merge into the Company or any of its Subsidiaries or otherwise combine with the Company or any of its Subsidiaries, the Company or such Subsidiary shall be the continuing or surviving corporation of such consolidation, merger or combination and the Common Shares of the Company shall remain outstanding and not be changed into or exchanged for stock or other securities of any other Person or the Company or cash or any other property, (2) shall, in one or more transactions (other than in connection with the exercise of Rights and other than in connection with the exercise or conversion of securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries), transfer any assets to the Company or any of its Subsidiaries in exchange (in whole or in part) for equity securities or for securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional equity securities or securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries (other than as part of a pro rata distribution to all holders of Common Shares), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of (in one or more transactions), to, from or with, as the case may be, the Company or any of its Subsidiaries, assets, including securities, on terms and conditions less favorable to the Company than the Company would be able to obtain in an arm's-length negotiation with an unaffiliated third party, (4) shall receive any compensation from the Company or any of the Company's Subsidiaries other than compensation for full-time employment as a regular employee, or fees for serving as a director, at rates in accordance with the Company's (or its Subsidiaries') past practices, or (5) shall receive the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries, or

                       (B) during such time as there is an Acquiring Person,
                  there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or of securities exercisable for or convertible into securities which is directly or indirectly beneficially owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person, or

                       (C) any Person shall become an Acquiring Person (unless
                  the event causing such Person to become an Acquiring Person is an acquisition of Common Shares pursuant to a tender offer or an exchange offer for all outstanding Common Shares made by or on behalf of such Person or any of such Person's Affiliates or Associates at a price and on terms determined by a majority of the Continuing Directors, prior to the consummation of such offer and after receiving advice from one or more investment banking firms, to be (a) at a price which is fair and adequate to stockholders (taking into account all factors which such members of the Board deem relevant including, without limitation, values that could reasonably be expected to be realized if the Company were to remain independent, values that could reasonably be obtained from a third party and prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders), then, and in each such case, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right is then exercisable and (y) dividing that product by 50% of the current market price (determined pursuant to Section 11(d)(i) hereof) per Common Share on the date of occurrence of the applicable event listed above in this subparagraph
            (ii); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of
            Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

                 (iii) Subject to Section 25 hereof, in the event that the
            number of Common Shares which are authorized by the Company's Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Rights shall not be exercisable for Common Shares, but proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof in accordance with the terms of this Agreement at the price determined pursuant to subparagraph (ii), such number of Common Stock Equivalents (or, in the judgment of the Board of Directors, such combination of Common Stock Equivalents and Common Shares) as shall equal the number of Common Shares determined pursuant to subparagraph (ii).

                                                                              15
     (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current market price (as determined pursuant to Section 11(d) hereof) per Preferred Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares so to be offered and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).
In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in or excluded pursuant to Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per one one-hundredth of a Preferred Share on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the portion of the cash, assets, stock or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to one one-hundredth of a Preferred Share and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per one one-hundredth of a Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase

Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                 (d) (i) For the purposes of any computation hereunder, the
            "current market price" per Common Share on any date shall be deemed to be the average of the daily closing prices per Common Share for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current market price per Common Share is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be appropriately adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company.
            If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used and shall be conclusive for all purposes. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                 (ii) For the purpose of any computation hereunder, the
            "current market price" per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in subparagraph (i) of this Section 11(d) (other than the last sentence thereof). If the current market price per Preferred Share cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or listed or traded in a manner described in subparagraph (i) of this Section 11(d), the "current market price" per Preferred Share shall be conclusively deemed to be an amount equal to 100 times the current market price per Common Share (as appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current market price" per Preferred Share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

     (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one-millionth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

     (f) If as a result of an adjustment made pursuant to Section 11(a) or
Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in this Section 11 and the provisions of Sections 6, 7, 9, 10, 13 and 15 with respect to the Preferred Shares shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h) Unless the Company shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement.

     If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 15 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holder shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any of the Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

     (n) In the event that any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares (other than the stock split effected in the form of a stock dividend on the Common Shares approved by the Board of Directors on June 21, 1996), then in any such case (i) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing Common Shares) in accordance with Section 27 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

     Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

     (a) In the event that, following the earlier of the Distribution Date and the Share Acquisition Date, (x) the Company, directly or indirectly, shall consolidate with, or merge with and into, any other Person, and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person, directly or indirectly, shall consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (z) the Company, directly or indirectly, shall sell or otherwise transfer (or one or more of its Subsidiaries, directly or indirectly, shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or one or more wholly owned Subsidiaries of the Company), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) or 11(a)(iii) hereof), in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares of the Principal Party (as hereinafter defined), free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) or 11(a)(iii) hereof) and (2) dividing that product by 50% of the current market price (determined pursuant to Section 11(d)(i) hereof) per Common Share of the Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) except for purposes of Section 1(f) hereof, the term "Company" shall thereafter be deemed to refer to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all of the assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right (except as otherwise provided herein) shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had he, at the time of such transaction, owned the Common Shares of the Principal Party purchasable upon the exercise of a Right (after giving effect to the foregoing provisions of this Section 13(a)), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property and (v) the provisions of Sections 11(a)(ii) and 11(a)(iii) hereof shall be of no effect following the occurrence of any event described in clauses (x), (y) and (z) of this Section 13(a).

     (b) "Principal Party" shall mean

                 (i) in the case of any merger described in clause (x) or (y) of Section 13(a), any Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger, and if no securities are so issued, any Person that is a party to such merger that survives the merger;

                 (ii) in the case of any consolidation described in clause (x) or (y) of Section 13(a), any Person that directly controls, alone or with other Persons, a corporation that is consolidating with the Company; and

                 (iii) in the case of any transaction or transactions described in clause (z) of Section 13(a), any Person that receives any assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that with respect to such Person (or, if there is more than one such Person, with respect to each such Person), (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act ("Registered Common Shares"), or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person which has Registered Common Shares outstanding, "Principal Party" shall refer to such other Person; (2) if the Common Shares of such Person are not Registered Common Shares or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Shares outstanding, "Principal Party" shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Shares of such Person are not Registered Common Shares or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such latter Persons have Registered Common Shares outstanding, "Principal Party" shall refer to whichever of such latter Persons is the issuer of outstanding Registered Common Shares having the greatest aggregate current market value (determined pursuant to Section 11(d)(i) hereof); or (4) if the Common Shares of such Person are not Registered Common Shares or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such latter Persons have Registered Common Shares outstanding, "Principal Party" shall refer to whichever ultimate parent entity is the entity having the greatest net assets;

provided, further, however, that if under the foregoing provisions of this
Section 13(b) there shall for any reason be more than one Principal Party, "Principal Party" shall refer to whichever of such Persons is the issuer of outstanding Registered Common Shares having the greatest aggregate current market value (determined pursuant to Section 11(d)(i) hereof) or, if none of such Persons has Registered Common Shares outstanding, whichever of such Persons is the entity having the greatest net assets.

     (c) Notwithstanding anything herein to the contrary, if the Principal Party as determined pursuant to paragraph (b) above is not a corporation, proper provision shall be made so that such Principal Party shall create or otherwise make available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a type or types of securities having a fair market value (as determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company) equal to at least the value of the Common Shares which each holder of a Right would have been entitled to receive if such Principal Party had been a corporation.

     (d) The Company shall not consummate any such consolidation, merger, sale or transfer unless (1) at the time of and after such consummation the Principal Party shall have a sufficient number of authorized Common Shares which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and (2) prior to such consummation the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in this
Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale or transfer of assets mentioned in paragraph
(a) of this Section 13, the Principal Party will

                 (i) prepare and file a registration statement under the
            Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to
            (A) become effective as soon as practicable after such filing and
            (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Final Expiration Date, and similarly comply with applicable state securities or "blue sky" laws; and

                 (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

     (e) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in clauses (x) and (y) of
Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired

Common Shares pursuant to a tender offer or exchange offer for all outstanding Common Shares which complies with the provisions of Section 11(a)(ii)(C) hereof (or a wholly owned Subsidiary of any such Person or Persons), (ii) the price per Common Share paid in such transaction is not less than the price per Common Share paid to all holders of Common Shares whose shares were purchased pursuant to such tender offer or exchange offer, (iii) the form of consideration being offered to the remaining holders of Common Shares pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer and (iv) such transaction is consummated within 180 days after the consummation of such tender offer or exchange offer (unless prior to the expiration of such 180 day period, a majority of the Continuing Directors vote to extend such period.). Upon consummation of any such transaction contemplated by this Section 13(e), all Rights hereunder shall expire.

     Section 14. Additional Covenants.

     (a) Except as expressly provided herein, no adjustment to the Purchase Price, the number of Preferred Shares or other securities for which a Right is exercisable or the number of Rights outstanding (except as permitted by Section 24 or Section 25 hereof) or any similar adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including, without limitation, the benefits under Section 11(a)(ii) and Section 13 hereof, unless the terms of this Agreement are amended so as to preserve such benefits.

     (b) The Company covenants and agrees that, following the earlier of the Share Acquisition Date and the Distribution Date, except as permitted by Sections 24, 25 and 28 hereof, it shall not, directly or indirectly, take any action the purpose or effect of which is to eliminate or otherwise diminish in any material respect the benefits intended to be afforded by the Rights.

     (c) The Company covenants and agrees that it shall not consummate any of the transactions described in clauses (x), (y) and (z) of Section 13(a) hereof if (i) at the time of or after such consummation there are or would be any charter or by-law provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect (whether of the Company or any other Person) or any other action taken (whether by the Company or any other Person) the purpose or effect of which is to eliminate or otherwise diminish in any material respect the benefits intended to be afforded by the Rights or (ii) the stockholders of the Principal Party shall have received, either prior to, simultaneously with, or after the consummation of such transaction, a distribution of Rights previously owned by the Principal Party or any of its Affiliates and Associates.

     (d) The Company further covenants and agrees that it shall not consummate any of the transactions described in clauses (x), (y) and (z) of Section 13(a) hereof unless prior thereto the Company and the Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with paragraph (c) above and further providing that the Principal Party covenants and agrees that it shall not, directly or indirectly, take any action the purpose or effect of which is to eliminate or otherwise diminish in any material respect the benefits intended to be afforded by the Rights. The provisions of this paragraph (d) and paragraph (c) above shall similarly apply to successive mergers, consolidations, sales or other transfers.

     Section 15. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used and shall be conclusive for all purposes.

     (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a Preferred Share. For purposes of this Section 15(b), the current market value of one one-hundredth of a Preferred Share shall be one one-hundredth of the closing price of a Preferred Share (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 15.

     Section 16. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

     Section 17. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

     (b) after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer;

     (c) subject to Sections 6(a) and 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 18. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     Section 19. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. In no case will the Rights Agent be liable for special, indirect, incidental or consequential loss or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the possibility of such damages.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, instruction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

     Section 20. Merger or Consolidation or Change of Name of Rights Agent.
(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged with or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 22 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at such time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at such time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     Section 21. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman or Vice Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Shares or Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman or Vice Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

     (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     (j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to any item therein, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

     Section 22. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and, if instructed by the Company, to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, at the expense of the Company, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other State of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 23. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earliest of the Redemption Date, the Exchange Date and the Final Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of employee stock options or under any employee plan or arrangement outstanding, granted or awarded as of the

Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company prior to such date, and (b) may, in any other case, if deemed necessary or appropriate by a majority of the Continuing Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificates would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 24. Redemption. (a) The Board of Directors of the Company may, at its option, at any time prior to the close of business on the earlier of (i) the tenth day following the Share Acquisition Date or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, reclassification or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, that if the Board of Directors authorizes redemption of the Rights as of or after the time an Acquiring Person becomes such, there must be Continuing Directors then in office and such redemption must be approved by a majority of such Continuing Directors based on their determination that such redemption is in the best interest of the Company and all its stockholders (other than the Acquiring Person and its Associates and Affiliates). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable after the occurrence of any event described in Section 11(a)(ii) hereof until such time as the Company's right of redemption has expired. Without limiting the generality of the foregoing, the Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the "current market price," as defined in Section 11(d)(i) hereof, of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give or any defect in such notice shall not affect the validity of such redemption. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     (c) Neither the Company nor any of its Subsidiaries may redeem, acquire or purchase for value any Rights at any time in any manner except (i) pursuant to a redemption in accordance with this Section 24 or an exchange pursuant to
Section 25 hereof or (ii) in connection with the purchase or other acquisition of Common Shares prior to the Distribution Date.

     Section 25. Exchange. (a) Subject to paragraph (c) of this Section 25, the Board of Directors of the Company may, at its option, exchange all but not less than all of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, reclassification or similar transaction occurring after the date hereof (such exchange being hereinafter referred to as the "Exchange" and such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Subject to the following sentence, the Board of Directors may authorize the Exchange (i) at any time after the occurrence of the event described in Section 11(a)(ii)(C) hereof or (ii) at any time prior to the occurrence of the event described in
Section 11(a)(ii)(C) hereof (such authorization prior to the occurrence of the event described in Section 11(a)(ii)(C) hereof is referred to herein as "Pre-Approval"); provided, however, that in the case of Pre-Approval, the Exchange will not become effective unless and until such event occurs and (y) the Board of Directors may, at any time prior to the occurrence of such event, rescind such authorization. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect the Exchange (including an Exchange which has been authorized by Pre-Approval) at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Common Shares aggregating 50% or more of the Common Shares then outstanding.

     (b) Immediately upon (i) the action of the Board of Directors of the Company authorizing the Exchange pursuant to clause (i) of the second sentence of Section 25(a) or (ii) in the case of Pre-Approval, the occurrence of the event described in Section 11(a)(ii)(C) hereof, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of a holder of Rights included in the Exchange shall be to receive that number of Common Shares equal to the number of Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of the Exchange (including, if applicable, Pre-Approval thereof); provided, however, that the failure to give or any defect in such notice shall not affect the validity of the Exchange. Within 10 days after the effectiveness of the Exchange pursuant to the first sentence of this Section 25(b), the Company shall mail a notice of Exchange to the Rights Agent and the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given whether or not the holder receives the notice. Each such notice of Exchange will state the method by which the Exchange will be effected.

     (c) In the event that the number of Common Shares which are authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the Exchange, the Exchange Ratio shall equal one Common Stock Equivalent (in lieu of one Common Share) per Right. Alternatively, the Board of Directors of the Company may, at its option, determine that the Company shall (i) issue Common Shares in the Exchange to the extent Common Shares are available and (ii) utilize Common Stock Equivalents in the Exchange as provided above to the extent Common Shares are not available, in which case such Common Shares shall be allocated on such basis as the Board of Directors determines pursuant to Section 30 hereof.

     (d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional shares, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Common Share. For the purposes of this paragraph (d), the current market value of one Common Share shall be the closing price of a Common Share (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the Exchange Date.

     Section 26. Notice of Certain Events. (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares at less than the current market price of the Preferred Shares, or shares of stock of any class or any other securities, rights or options,
(iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 27 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares, whichever shall be the earlier.

     (b) In case any event set forth in Section 11(a)(ii) of this Agreement shall occur, then (i) the Company shall as soon as practicable thereafter give to each holder of a

Right Certificate, in accordance with Section 27 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof and (ii) all references in the preceding paragraph to Preferred Shares shall thereafter be deemed to refer to Common Shares or, if appropriate, to Common Stock Equivalents.

     Section 27. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                   Knight-Ridder, Inc.
                   One Herald Plaza
                   Miami, Florida 33101
                   Attention: Secretary

     Subject to the provisions of Section 22 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                   ChaseMellon Shareholder Services, L.L.C.
                   85 Challenger Road
                   Ridgefield Park, New Jersey 07660
                   Attention: Corporate Secretary

     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     Section 28. Supplements and Amendments. Prior to the earlier of the Share Acquisition Date and the Distribution Date, and subject to the last sentence of this Section 28, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement, whether or not adverse to the holders of Rights, without any approval of the holders of Rights. From and after the earlier of the Share Acquisition Date and the Distribution Date, and subject to the last sentence of this Section 28, the Company and the Rights Agent may from time to time supplement or amend this Agreement without any approval of the holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to extend the period during which the Rights may be redeemed; provided, however, that such period may not be extended if at the time of such supplement or amendment the Rights are not then redeemable, or (iv) to change or supplement the provisions herein to effectuate the purposes of this Agreement, or to make any other provisions with respect to the Rights, which, in either such case, shall not materially adversely affect the interests of the holders of Rights (other than Acquiring Persons and Affiliates or Associates thereof). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any such supplement or amendment which affects the Rights Agent's own rights, duties or immunities under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, (i) no supplement or amendment shall be made which decreases the Redemption Price and (ii) if the Board of Directors authorizes an amendment of this Agreement (other than in the manner specified in clauses (i) and (ii) of the preceding sentence) as of or after the time an Acquiring Person becomes such, there must be Continuing Directors then in office and such amendment must be approved by a majority of such Continuing Directors.

     Section 29. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 30. Determinations and Actions by the Board of Directors, etc.
The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights pursuant to Section 24 hereof, to exchange or not to exchange the Rights pursuant to Section 25 hereof or to supplement or amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purpose of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall
(x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

     Section 31. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

     Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 33. Governing Law. This Agreement (other than with respect to the rights and obligations of the Rights Agent which shall be governed by the laws of the State of

                                                                              35
New Jersey) and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the date and year first above written.


Attest:                                       KNIGHT-RIDDER, INC.



/s/ Cristina L. Mendoza                       By: /s/ Douglas Harris
- ---------------------------------------       ----------------------------
Name:  Cristina L. Mendoza                    Name:  Douglas Harris
Title: Vice President & General Counsel       Title: Secretary



Attest:                                       CHASEMELLON SHAREHOLDER
                                               SERVICES, L.L.C.



/s/ Lorne H. Price                            By: /s/ Michael A. Nespoli
- ---------------------------------------       ----------------------------
Name:  Lorne H. Price                         Name:  Michael A. Nespoli
Title: Group Vice President                   Title: Vice President

                                                                       EXHIBIT A

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                              KNIGHT-RIDDER, INC.
                                  ESTABLISHING
                 SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

     KNIGHT-RIDDER, INC., a corporation organized and existing under the Florida Business Corporation Act (the "Corporation"),

     DOES HEREBY CERTIFY:

     That pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, and pursuant to the provisions of Sections 607.0601 and 607.0602 of the Florida Business Corporation Act, said Board of Directors, at a meeting duly called and held on June 21, 1996, duly adopted a resolution amending the Articles of Incorporation to provide for the issuance of one series of the Corporation's Preferred Stock, $1.00 par value, to be designated "Series A Junior Participating Preferred Stock," and fixing the designation, powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, which resolution is as follows:

     RESOLVED, that pursuant and subject to the provisions of Article THIRD of the Articles of Incorporation of the Corporation, and in addition to the rights, powers and preferences granted therein in respect of all series of Preferred Stock, the Articles of Incorporation are hereby amended to establish a series of Preferred Stock to which the following provisions shall be applicable:

                 Series A Junior Participating Preferred Stock

     1. Designation. The series shall be designated as "Series A Junior Participating Preferred Stock" (hereinafter "this Series").

     2. Number. The number of shares of this Series authorized to be issued is 1,500,000. Such number may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of this Series to a number less than that of the shares then outstanding.

     3. Dividends and Distributions.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to this Series with respect to dividends, the holders of shares of this Series shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, quarterly dividends payable in cash on the 15th day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date") commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of this Series, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock by reclassification or otherwise), declared on the Common Stock, par value 2-1/12c. per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of this Series. In the event the Corporation shall at any time after July 10, 1996 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock (other than the stock split effected in the form of a stock dividend on the Common Stock approved by the Board of Directors on June 21, 1996 (the "1996 Stock Split")), then in each such case the amount to which holders of shares of this Series were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on this Series as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on this Series shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of this Series from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of this Series, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of this Series entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of this Series in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of this Series entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     4. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), no distribution shall be made (x) to the holders of Common Stock or any other shares of stock ranking junior (either as to dividends or upon Liquidation) to this Series unless, prior thereto, the holders of shares of this Series shall have received an amount per share equal to the greater of
(i) $100, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or
(ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate amount to be distributed per share to holders of Common Stock, or
(y) to the holders of stock ranking on a parity (either as to dividends or upon Liquidation) with this Series, except distributions made ratably on this Series and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such Liquidation. In the event the Corporation shall at any time after July 10, 1996 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock (other than the 1996 Stock Split), then in each such case the aggregate amount to which holders of shares of this Series were entitled immediately prior to such event under clause (ii) of clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     For purposes of this Certificate, the voluntary sale, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation to, or a consolidation or merger of the Corporation with, one or more corporations shall not be deemed to be a Liquidation.

     5. Redemption.  The shares of this Series shall not be redeemable.

     6. Voting Rights. The holders of shares of this Series shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of this Series shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the Common stockholders of the Corporation. In the event the Corporation shall at any time after July 10, 1996 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock (other than the 1996 Stock Split), then in each such case the number of votes per share to which holders of shares of this Series were entitled immediately prior to such event shall be adjusted by multiplying such number by a

                                                                               4
fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (B) Except as otherwise provided herein, in the Articles of Incorporation of the Corporation or by law, the holders of shares of this Series and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of Common stockholders of the Corporation.

            (C) (i) If at any time dividends on any shares of this Series shall be in arrears in an amount equal to six full quarterly dividends thereon, the holders of this Series and all other series of Preferred Stock (in each case to the extent then entitled pursuant to the terms of such series), voting together as one class, shall have the exclusive and special right to elect two directors of the Corporation, and the number of directors constituting the Board of Directors of the Corporation shall be increased by two (if not previously increased in connection with the right of other series of Preferred Stock entitled to vote together with this Series to elect directors of the Corporation) for such purpose.

                 (ii) Whenever any such right of the holders of this Series shall have vested, such right may be exercised initially either at a special meeting of the holders of this Series and all other series so entitled to vote, if any, called as hereinafter provided, or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders. The right of the holders of this Series voting separately as a class with such other series to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accrued on all shares of this Series shall have been paid in full, or declared and set apart for payment, at which time the special right of the holders of this Series so to vote separately as a class with such other series for the election of directors shall terminate, subject to revesting in the event of each and every subsequent occurrence of an arrearage specified in subparagraph (C)(i) above.

                 (iii) At any time when such special voting power shall have vested in the holders of this Series as provided in the preceding subparagraph (C)(i), the proper officer of the Corporation shall, upon the written request of the holders of record of at least 10% of the then outstanding voting power of shares of this Series and all other series entitled to vote in the election of such directors addressed to the Secretary of the Corporation, call a special meeting of the holders of this Series for the purpose of electing directors pursuant to this paragraph (C). Such meeting shall be held at the earliest practicable date. If such meeting shall not be called by the proper officer of the Corporation within twenty days after personal service of such written request upon the Secretary of the Corporation, or within twenty days after mailing the same within the United States of America, by registered mail addressed to the Secretary of the Corporation at its principal office, then the holders of record of at least 10% of the then outstanding voting power of shares of this Series and all other series entitled to vote in the election of such directors may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated by giving the notice required for annual meetings of stockholders. Any holder of this Series so designated shall have access to the stock books of the Corporation for the purpose of causing meetings of stockholders to be called pursuant to these provisions. Notwithstanding the provisions of this subparagraph (C)(iii), no such special meeting shall be called during the period within ninety days immediately preceding the date fixed for the next annual meeting of stockholders.

                 (iv) At any meeting held for the purpose of electing directors at which the holders of this Series and any other series of Preferred Stock shall have the special right to elect directors as provided in this paragraph (C), the presence, in person or by proxy, of the holders of 50% of the voting power of the then outstanding aggregate number of shares of this Series and such other series shall be required to constitute a quorum for the election of any director by the holders of such series. At any such meeting or adjournment thereof, (a) the absence of a quorum shall not prevent the election of directors other than those to be elected by all such series of Preferred Stock voting separately as a class, and the absence of a quorum for the election of such other directors shall not prevent the election of the directors to be elected by this Series and any other series of Preferred Stock that may be voting with it separately as a class, and (b) in the absence of either or both such quorums, the holders of a majority of the voting power of the shares present in person or by proxy of the stock or stocks which lack a quorum shall have power to adjourn the meeting for the election of directors who they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present.

                 (v) During any period when the holders of this Series have the right to vote separately as a class for directors as provided in paragraph (C) hereof, (1) the directors so elected by the holders of the one or more series of Preferred Stock entitled to vote for such directors shall continue in office until the next succeeding annual meeting or until their successors, if any, are elected by such holders and qualify or, until termination of the right of the holders of the one or more series of Preferred Stock entitled to vote for such directors to vote separately as a class for directors as provided in paragraph (C) hereof and (2) vacancies in the Board of Directors shall be filled only by vote of a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the one or more series of Preferred Stock which elected the directors whose office shall have become vacant or if there be no such remaining director, directors to fill such vacancies shall be elected by the holders of the one or more series of Preferred Stock entitled to vote for such directors at a special meeting called pursuant to the provisions of paragraph (C) hereof. Immediately upon any termination of the right of the holders of this Series and any other series of Preferred Stock to vote separately as a class for directors as provided in paragraph (C) hereof, the term of office of the directors then in office so elected by the holders of this Series and any such other series shall terminate. Whenever the term of office of the directors so elected by the holders of this Series and any such other series shall terminate and the special voting power vested in the holders of this Series and any such other series as provided in paragraph
            (C) hereof shall have terminated, the number of directors shall be such number as may be provided for in the by-laws irrespective of any increase made pursuant to the provisions of paragraph (C).

     (D) So long as any shares of this Series are outstanding, the Corporation shall not, without the consent of the holders of two-thirds of the outstanding shares of this Series, given by such holders as one class, and given by vote in person or by proxy at a meeting called for that purpose or given in writing, amend the Articles of Incorporation or adopt or amend any resolutions of the Board of Directors to alter or change the powers, preferences or special rights of this Series so as to affect them adversely.

     (E) Except as provided herein, in the Articles of Incorporation of the Corporation or by law, holders of shares of this Series shall have no special voting rights and their consent shall not be required for taking any corporate action.

     7. Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on this Series as provided in Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of this Series outstanding shall have been paid in full, the Corporation shall not:

                 (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any Common Stock or any other shares of stock ranking junior (either as to dividends or upon Liquidation) to this Series;

                 (ii) declare or pay dividends on or make any other
            distributions on any shares of stock ranking on a parity (either as to dividends or upon Liquidation) with this Series, except dividends paid ratably on this Series and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                 (iii) redeem or purchase or otherwise acquire for
            consideration shares of any stock ranking on a parity (either as to dividends or upon Liquidation) with this Series; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon Liquidation) to this Series; or

                 (iv) purchase or otherwise acquire for consideration any
            shares of this Series, or any shares of stock ranking on a parity (either as to dividends or upon Liquidation) with this Series, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 7, purchase or otherwise acquire such shares at such time and in such manner.

     8. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after July 10, 1996 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock (other than the 1996 Stock Split), then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of this Series shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     9. Ranking. This Series shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets upon Liquidation, unless the terms of any such series shall provide otherwise.

     10. Fractional Shares. This Series may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of this Series.

     11. Other Rights. The holders of shares of this Series shall not have any other preferences or special rights.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Cristina L. Mendoza, its VP & General Counsel, and attested by Douglas C. Harris, its Secretary, this 9th day of July,1996.

                                  KNIGHT-RIDDER, INC.

                                    By  /s/ Cristina L. Mendoza
                                      ----------------------------------------
                                       Name:  Cristina L. Mendoza
                                       Title: Vice President & General Counsel

Attest:


/s/ Douglas C. Harris
- ----------------------------
Name:   Douglas C. Harris
Title:  Secretary

                                                                       EXHIBIT B



                          [Form of Right Certificate]


Certificate No. R-                                           ____________ Rights


NOT EXERCISABLE AFTER JULY 10, 2006 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY AT $.01 PER RIGHT, AND TO EXCHANGE AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. AS DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY (1) AN ACQUIRING PERSON OR ANY ASSOCIATE OR AFFILIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), (2) A TRANSFEREE OF AN ACQUIRING PERSON (OR OF ANY SUCH ASSOCIATE OR AFFILIATE) WHO BECOMES A TRANSFEREE AFTER THE ACQUIRING PERSON BECOMES SUCH OR (3) UNDER CERTAIN CIRCUMSTANCES, A TRANSFEREE OF AN ACQUIRING PERSON (OR OF ANY SUCH ASSOCIATE OR AFFILIATE) WHO BECOMES A TRANSFEREE BEFORE OR CONCURRENTLY WITH THE ACQUIRING PERSON BECOMING SUCH, SHALL BECOME NULL AND VOID.

                               Right Certificate

                              KNIGHT-RIDDER, INC.

     This certifies that ____________________________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 21, 1996 (the "Rights Agreement"), between Knight-Ridder, Inc., a Florida corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on July 10, 2006 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the "Preferred Shares") of the Company, at a purchase price of $150 per one one-hundredth of a share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of July 10, 1996, based on the Preferred Shares as constituted at such date.

     From and after the occurrence of any event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) under certain circumstances, a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee before or concurrently with the Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any rights with respect to such Rights.

     As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities, which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive office of the Company and are also available upon written request to the Company.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of $.01 per Right or (ii) may be exchanged by the Company at its option for Common Shares (or, in certain circumstances, Common Stock Equivalents (as such term is defined in the Rights Agreement)).

     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _______________, ____

ATTEST:                                           KNIGHT-RIDDER, INC.



                                                  By:
- -----------------------------------                  --------------------------
           Secretary                                 Title:




Countersigned:


CHASEMELLON SHAREHOLDER
  SERVICES, L.L.C.



By:
    ------------------------------
    Authorized Signature

                  [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)


FOR VALUE RECEIVED ___________________________________________________________
hereby sells, assigns and transfers unto _____________________________________
______________________________________________________________________________
                 (Please print name and address of transferee)
______________________________________________________________________________
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated as of _______________, ____



                                    -------------------------------------
                                    Signature

Signature Guaranteed:

                                  Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, the Rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned and transferred to a Person who is an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a nominee of any such Acquiring Person, Associate or Affiliate;

     (3) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated as of _______________, ____



                                    ---------------------------------------
                                    Signature

                                     NOTICE

     The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

            (To be executed if holder desires to exercise Rights represented by the Right Certificate.)

To KNIGHT-RIDDER, INC.:

     The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number

______________________________________________________________________________
                        (Please print name and address)

______________________________________________________________________________

     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name and delivered to:

Please insert social security
or other identifying number

______________________________________________________________________________
                        (Please print name and address)

______________________________________________________________________________

______________________________________________________________________________

Dated as of _______________, ____




                                    ---------------------------------------
                                    Signature
Signature Guaranteed:

                                  Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated as of _______________, ____



                                    ---------------------------------------
                                    Signature

                                     NOTICE

     The signatures to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT C

                         SUMMARY OF RIGHTS TO PURCHASE
                                   COMMON STOCK

     On June 21, 1996, the Board of Directors of Knight-Ridder, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of Common Stock, par value 2-1/12c. per share, of the Company (the "Common Shares") to stockholders of record on July 10, 1996 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit ("Unit") consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Shares"), at a price of $150 per Unit (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

     Initially, the Rights will be attached to all Common Share certificates representing Common Shares then outstanding, and no separate Right certificates will be distributed. Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Shares (an "Acquiring Person"), or (ii) 10 business days (or such later day as may be determined by action of the Board of Directors prior to such time as any person or group becomes an Acquiring Person) following the commencement of a tender offer or exchange offer if, upon consummation thereof, any person or group would be an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such certificate together with a copy of this Summary of Rights. The date of announcement of the existence of an Acquiring Person referred to in clause (i) above is hereinafter referred to as the "Share Acquisition Date."

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Share certificates. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of the Common Shares (including Common Shares issued pursuant to the stock split effected in the form of a stock dividend on the Common Shares approved by the Board of Directors on June 21, 1996 (the "1996 Stock Split")) will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, with or without a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on July 10, 2006, unless earlier redeemed or exchanged by the Company as described below.

     In the event that (i) the Company is the surviving corporation in a merger with an Acquiring Person and its Common Shares are not changed or exchanged,
(ii) an Acquiring Person engages in one or more "self-dealing transactions" as set forth in Section 11(a)(ii)(A) of the Rights Agreement, (iii) during such time as there is an Acquiring Person, one of the events set forth in Section 11(a)(ii)(B) of the Rights Agreement occurs (e.g., a reverse stock split), or
(iv) any person or group of affiliated or associated persons becomes an Acquiring Person (other than in a tender offer or exchange offer for all outstanding Common Shares which the Board of Directors of the Company determines is fair and adequate and otherwise in the best interests of the Company and its stockholders), the Rights Agreement provides that proper provision shall be made so that each holder of a Right, except as provided below, shall thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, Common Stock Equivalents (as such term is defined in the Rights Agreement)) having a value equal to two (2) times the exercise price of the Right. However, the Rights could not be exercised until they are no longer redeemable as described below. Upon the occurrence of any event described in the first sentence of this paragraph, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate (as such terms are defined in the Rights Agreement) of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of the Rights Agreement, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of the Rights Agreement or otherwise.

     Effective upon, or at any time after, the occurrence of the event described in clause (iv) of the first sentence of the preceding paragraph (and prior to the acquisition by any person or group of affiliated or associated persons of 50% or more of the outstanding Common Shares), the Board of Directors of the Company may exchange the Rights (except Rights which previously have been voided as described above), in whole, but not in part, at an exchange ratio of one Common Share (or, in certain circumstances, one Common Stock Equivalent) per Right.

     In the event that, following the earlier of the Distribution Date and the Share Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation,
(ii) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Shares are changed or exchanged, or (iii) more than 50% of the Company's assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, common stock of the acquiring company having a value equal to two (2) times the exercise price of the Right. However, a merger or other business combination will not be subject to this provision if it follows, and is effected on the same terms as, a tender offer or exchange offer approved by the Board as described above.

     The Purchase Price payable, and the number of Units of Preferred Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, stock (other than a dividend payable in Preferred Shares), assets or cash (excluding regular quarterly cash dividends) or of subscription rights, options or warrants (other than those referred to above). Such terms are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date (other than the 1996 Stock Split).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made as provided in the Rights Agreement.

     At any time prior to the close of business on the tenth day following the Share Acquisition Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right, subject to adjustment (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The terms of the Rights may be amended by the Company and the Rights Agent, provided that following the Distribution Date the amendment does not materially adversely affect the interests of holders of Rights (other than an Acquiring Person) and provided that no amendment shall be made which decreases the Redemption Price.

     A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement will be available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.


                                      C-4